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                                                                   EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                   OFFER TO EXCHANGE ITS OUTSTANDING ORIGINAL
              12 3/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2007
       FOR REGISTERED 12 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2007

                 PURSUANT TO THE PROSPECTUS DATED ____________

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's 12 3/4% Series A Senior Subordinated Notes due 2007 (the "Original Notes") are not immediately available, (ii) Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to American Stock Transfer & Trust Company (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -Procedures for Tendering -- Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

      BY REGISTERED OR CERTIFIED MAIL, OVERNIGHT COURIER OR HAND DELIVERY:

                                 40 WALL STREET
                            NEW YORK, NEW YORK 10005
                         ATTENTION: EXCHANGE DEPARTMENT

  FACSIMILE TRANSMISSIONS                              TO CONFIRM BY TELEPHONE
(ELIGIBLE INSTITUTIONS ONLY):                          OR FOR INFORMATION CALL:
      (718) 234-5001                                      (718) 921-8200
                       ---------------------------------

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.



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         Ladies and Gentlemen:

         The undersigned hereby tenders to WinsLoew Furniture, Inc., a Florida corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________ (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery Procedures."


Aggregate Principal Amount           Name(s) of Registered Holder(s):__________
Amount Tendered: $_________*
                                     __________________________________________
Certificate No(s) (if
available): ___________________________________________________________________

_______________________________________________________________________________

$ _____________________________________________________________________________
     (Total Principal Amount Represented by Original Notes Certificate(s))

If Original Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ___________________________________________________________

Date: _________________________________________________________________________

______________________
* Must be in integral multiples of $1,000.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

_______________________________________________________________________________

                                PLEASE SIGN HERE

X ______________________________               ________________________________

X ______________________________               ________________________________
    Signature(s) of Owner(s) or                              Date
      Authorized Signatory

Area Code and Telephone Number:____________________________________

         Must be signed by the holder(s) of the Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.




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                      Please print name(s) and address(es)

Name(s):              _________________________________________________________
                      _________________________________________________________
                      _________________________________________________________
                      _________________________________________________________
                      _________________________________________________________
Capacity:             _________________________________________________________
Address(es):          _________________________________________________________
                      _________________________________________________________


                             GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



____________________________________       ____________________________________
         Name of Firm                               Authorized Signature

____________________________________       ____________________________________
           Address                                         Title

____________________________________       ____________________________________
           Zip Code                               (Please Type or Print)

Area Code and Telephone No. ________________           Dated: _________________



NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.





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